Rule 497(e)
                                                           811-07776; 033-64240


             Trillium(R) Flexible Premium Variable Deferred Annuity
               ISSUED BY CANADA LIFE INSURANCE COMPANY OF NEW YORK CANADA LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

                      Supplement dated May 31, 2005 to the
    Prospectus for the Trillium(R) Flexible Premium Variable Deferred Annuity
                                dated May 1, 2002

This letter is sent as a reminder of the May 31, 2005 liquidation of the following Seligman Portfolios as approved by the Board of Directors of the Seligman Portfolios, Inc.:

Seligman Frontier Portfolio
Seligman Global Growth Portfolio
Seligman Global Smaller Companies Portfolio
Seligman High-Yield Bond Portfolio
Seligman Income and Growth Portfolio
Seligman Large-Cap Growth Portfolio (collectively, the "liquidating Seligman Portfolios").

The redemption of outstanding shares and liquidation of the liquidating Seligman Portfolios occurred May 31, 2005 ("Redemption Date"). As a result, effective as of the Redemption Date and as previously communicated to you, Sub-Accounts invested in the liquidating Seligman Portfolios are closed to new Contributions and incoming Transfers. Any orders for the purchase of or exchange into the liquidating Seligman Portfolios Sub-Accounts are no longer accepted.

All other Portfolios are unaffected by the recent action of the Board of Directors of Seligman Portfolios, Inc. and will continue to remain available as Sub-Account investment options after the Redemption Date.

If you did not make a transfer of your account value in the liquidating Seligman Portfolio(s) prior to the Redemption Date, any account value you had allocated as of that date to the liquidating Seligman Portfolio(s) was automatically transferred to the Seligman Cash Management Portfolio Sub-Account. A confirmation of the automatic transfer transaction was sent to you in the mail. Additionally, any Policy owner utilizing the Pre-Authorized Check Agreement Plan or a custom transfer feature such as: Dollar Cost Averaging Privilege, Portfolio Rebalancing, or the Seligman Time Horizon Matrix(TM) involving the liquidating Seligman Portfolio Sub-Account(s) should contact an annuity account representative immediately to make alternate arrangements. If you did not make alternate arrangements prior to the Redemption Date, allocations made to the liquidating Seligman Portfolios Sub-Account(s) utilizing the Pre-Authorized Check Agreement Plan or a custom transfer feature after the Redemption Date are directed to the Seligman Cash Management Portfolio Sub-Account. A confirmation of the automatic transfer transaction will be sent to you in the mail.

You may transfer your account value currently allocated to the Seligman Cash Management Portfolio Sub-Account by calling an annuity account representative at 1-800-905-1959 or in writing at Annuity Administration, PO Box 173920, Denver, CO 80217-3920. You may also use the Intouch(R) Voice Response System at 1-800-123-1234 to elect a transfer from the Seligman Cash Management Portfolio Sub-Account to another Portfolio Sub-Account or use the website at www.FASCorp.com/CanadaLife.

Any transfer(s) from the Seligman Cash Management Portfolio Sub-Account into a Sub-Account of another Portfolio which is not a liquidating Seligman Portfolio will not count against the first 12 free transfers you are entitled to as Owner of the Policy and will not incur a Transfer Processing Fee.

The description of the investment objectives of the Seligman Portfolios, beginning on page 15 of the prospectus dated May 1, 2002, remains unchanged.

                Please keep this Supplement for future reference.